Keefe, Bruyette & Woods, Inc. Michael P. Daly President and Chief Executive Officer Boston, June 15, 2006 New York, June 16, 2006 Exhibit 99.1

Cautionary Statement
Statements contained in this presentation contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995.  These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently available to management.  Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions.  These risks and uncertainties include among others, changes in market interest rates and general and regional economic conditions, changes in government regulations, changes in accounting principles and the quality or composition of the loan and investment portfolios and other factors that may be described in Berkshire Hills Bancorp, Inc.’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its 2005 annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s internet website (www.sec.gov) and to which reference is hereby made.  Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.
You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of June 15 and 16, 2006.  Except as required by applicable law or regulation, Berkshire Hills Bancorp, Inc. undertakes no obligation to update any forward-looking statements, to reflect events or circumstances that occur after June 15 and 16, 2006.

3 “Transitioning to a Regional Bank” Fundamentals Culture and people Balance sheet growth Asset liability management Non-interest income growth Efficiencies Asset quality Capital allocation

“Transitioning to a Regional Bank”
Culture and People
Attract and retain the best people
Strengthen team, stay focused, stretch, pay for
performance
Continually strengthen board
Instill culture of enthusiasm, teamwork and energy
“Recognizing the people within our organization and giving our employees the latitude to make decisions and become part of the equation translates into better customer service.  When people want to come to work, they are energetic and engaged. You can’t fake that kind of commitment.”
CEO Michael P. Daly — VBO Magazine

“Transitioning to a Regional Bank”
State chartered savings bank with commercial bank balance sheet
Ownership profile
– March 31, 2006
Institutional holders 37%
Insiders* 10%
Individuals 47%
Foundation 6%
Corporate profile
– March 31, 2006
Market capitalization $300 million
Assets $2.1 billion
Loans $1.44 billion
Deposits $1.45 billion
Employees 414 FTE’s
Operations 24 full-service branches
10 free standing ATMs
*Not including options
Profile
Berkshire County, MA
Pioneer Valley, MA
Capital Region, NY

“Transitioning to a Regional Bank”
$1,451
$67
$511
$873
3/31/06
Deposits
(millions)
24
3
10
11
12/31/05
Branches
$41 6 New York State
$1,371 27 Total
12/31/05
Deposits
(millions)
6/15/06
Branches Market
10
11
$473
$857
Pioneer Valley
Berkshire County
Primary Market Area
Our values will
drive our
success in
expanded
markets

“Transitioning to a Regional Bank”
Total Deposit Growth
7% CAGR
prior to
expanded
market
63%
61%
58%
56%
58%
24%
23%
21%
22%
22%
20%
19%
16%
17%
19%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2002 2003 2004 2005 3/31/2006
Core Time <$100 Time >$100
$830
$782
$846
$1,371
$1,451
21% Total deposit compound annual growth rate
7% Total deposit compound annual growth rate excluding Woronoco
Note:  Core excludes all time accounts and gross core excludes time accounts over $100M.
81%
83%
84%
81%
80%

“Transitioning to a Regional Bank”
Total Deposits – Actual vs. Plan
13%
15%
13%
Plan
CAGR
through
2008
$1,134 11% $817 $796 Total core
$1,662 20% $1,160 $1,104 Total gross core
$2,000 23% $1,451 $1,371 Total deposits
Plan
12/31/2008
Annualized
growth
1Q2006
Actual
3/31/2006
Actual
12/31/2005
Millions
23% Total deposits annualized growth through 3/31/06
13% CAGR
2005 - 2008

“Transitioning to a Regional Bank”
Total Loan Growth
Relationship
building
41%
40%
50%
47%
45%
38%
39%
28%
34%
33%
22%
19%
22%
21%
21%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2002 2003 2004 2005 3/31/2006
Commercial Residential Consumer
$1,416
$723
$792
$828
$1,449
24% Total loan compound annual growth rate
9% Total loan compound annual growth rate excluding Woronoco and mortgage securitizations
12% Total commercial loan compound annual growth rate excluding Woronoco

“Transitioning to a Regional Bank”
Total Loans – Actual vs. Plan
19% CAGR
2005-2008
9% Total loans annualized growth through 3/31/06
13% $792 4% $556 $549 Residential
25%
16%
19%
Plan
CAGR
through
2008
$1,110 14% $589 $570 Commercial
$459 9% $304 $297 Consumer
$2,361 9% $1,449 $1,416 Total loans
Plan
12/31/2008
Annualized
growth
1Q2006
Actual
3/31/2006
Actual
12/31/2005
Millions

✓

Percent
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q05
1Q06

BERKSHIRE HILLS BANCORP

“Transitioning to a Regional Bank”
Stable margins against rising rates and flattening yield curve
Asset Liability Management
1.01
1.25
3.27
3.26
3.73
4.36
1.74
2.94
4.47
3.26
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
Net Interest Margin
Effective Fed Funds
Sub-Prime Sale
Effective interest
rate risk
management

“Transitioning to a Regional Bank”
$4,998
$5,431
$14,376
$13,660
$6,362
10.91%
12.63%
18.50%
13.62%
19.75%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
2002 2003 2004 4Q05
Annualized
1Q06
Annualized
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
NII ex. of security gains NII ex security gains/Total income
Main drivers of non-interest income: wealth management, insurance, loan service and customer service fees
Non-Interest Income – Historic Growth

✓

Thousands
12/31/05
3/31/06
6/30/06
9/30/06
12/31/06
3/31/07
6/30/07
9/30/07
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08

BERKSHIRE HILLS BANCORP

“Transitioning to a Regional Bank”
Non-Interest Income – Actual vs. Plan
19% CAGR
2005-2008
21% Annualized growth through 3/31/06
$22,926
$18,735
$16,162
$13,660
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
Actual $14,376
Note:  Quarterly income annualized, exclusive of security gains

“Transitioning to a Regional Bank”
Operating Efficiencies
Reorganization
Sale of sub-prime loans
Sale of EastPoint Technologies
(1) Exclusive of merger and conversion expenses, other non-recurring items, and amortization of intangible assets
(2) Exclusive of merger and conversion expenses and other non-recurring items
Achieved 37% cost saves - WRO acq
Six Sigma
57.48%
57.03%
60.66%
62.73%
64.55%
2.20%
2.18%
2.25%
2.49%
2.89%
52.00%
54.00%
56.00%
58.00%
60.00%
62.00%
64.00%
66.00%
2002 2003 2004 2005 1Q2006
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Efficiency ratio (1) Non-Interest expense/ Average assets (2)

Service Excellence
Business Sense
Productivity

BERKSHIRE HILLS BANCORP

“Transitioning to a Regional Bank”
Maintaining Operating Efficiencies
Established “Office of Process Improvement”
Six Sigma established as the primary tool
Hired 2 certified Black Belts
11 employees certified as Green Belts
9 additional Green Belt candidates in progress
Primary focus on improving customer satisfaction levels
Profitability

“Transitioning to a Regional Bank”
Asset Quality
Reduce credit risk
Portfolio well protected…
Positioned for growth
2.22% 2.22% 2.21% 2.02% 2.04%
C&I Allowance/Loans
0.90% 0.92% 1.13% 1.13% 1.43%
Total Allowance/Loans
0.07%
10.96X%
1.44%
0.08%
$1,186
2005
0.15%
8.10X%
1.47%
0.14%
$1,152
2004
0.35%
2.80X%
1.43%
0.40%
$3,199
2003
0.87%
2.76X%
1.17%
0.72%
$5,241
2002
0.06%
14.42X%
1.40%
0.06%
$908
1Q2006
NCOs/avg. loans (annualized)
Allowance/NPLs
CRE Allowance/loans
NPAs/loans + REO
NPAs (000s)

“Transitioning to a Regional Bank”
Expansion
Woronoco acquisition
De novo branches
Fee income
Divested sub-prime auto loans 2000 - 2003
Divested technology company  2004
Stock buybacks
Strategic Capital Allocation
Invested for future
growth and
returned capital to
shareholders

“Transitioning to a Regional Bank”
Strategic Capital Allocation
Effectively
employed
excess capital
10.63%
7.56%
9.35%
9.55%
$1.31
$1.57
$2.11
$1.92
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
2002 2003 2004 2005
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
Tangible equity/tangible assets Core diluted earnings per share core

“Transitioning to a Regional Bank”
Where We Are Now
57.48 57.00 60.66 62.73 64.55 Efficiency ratio %
3/31/06* 12/31/05* 2004 2003 2002
3.36
7.89
13.49
0.96
1.02 0.98 0.87 0.81 0.76 Core Tangible ROA %
7.64 9.06 7.28 1.54 ROE
0.94 0.89 0.80 0.20 ROA
3.61
7.97
Key Measures
**
*Annualized
**Please see appendix for reconciliation of non-GAAP financial measures
3.27 3.37 4.18 Net interest margin (FTE)%
12.63 9.36 6.28 Core Tangible ROE %
Successful
turnaround

“Transitioning to a Regional Bank”
Competition
Regional bank
niche opportunity
Capital Region
Under $1.5 Billion
48 banks & CUs
$30 Billion +
6 - B of A, Citizens
HSBC, Key,
M&T, & Banknorth
$1.5 - $30 Billion
4 – First Niagara,
NBT, Trustco &
Berkshire Bank
Berkshire County
Under $1.5 Billion
19 banks & CUs
$30 Billion +
2- Citizens & Banknorth
$1.5 - $30 Billion
1 – Berkshire Bank
Pioneer Valley
Under $1.5 Billion
39 banks & CUs
$30 Billion +
4 – B of A, Citizens,
Sovereign & Banknorth
$1.5 - $30 Billion
2 – Chittenden &
Berkshire Bank

“Transitioning to a Regional Bank”
$4,000 $3,500 $800
Mortgage originations
(2004) (millions)
2,801 3,185 2,418 Population/ branch
$13,900 $9,100 $2,700 Deposits 6/05 (millions)
3.46% 2.23% -1.65% 5 Year projected growth
$49,634
618
Pioneer
Valley
Capital
Region
Berkshire
County
$46,954
133
$51,351
818
Median HH income
Population (000s)
Regional growth opportunity
Retail Banking
Opportunities in
contiguous markets

“Transitioning to a Regional Bank”
Regional Growth
Extend our
success beyond
Berkshire County
Market area includes multi-state region
Building market share in attractive,
under-served markets
0 11 >$30 billion
2 11 $1.5 - $30 billion
157 74 <$1.5 billion
C/Us Banks
# of Regional Banks with
headquarters in
this market:
1
Berkshire Bank

“Transitioning to a Regional Bank”
Retail Banking – Deposit Gathering
Double number of
branches by 2008
De novo branching
Only regional bank headquartered in expanded market area
v
27
11
10
6
6/15/06
30
11
10
9
12/31/06
Plan
50
24 Total
11
11 Berkshire County
10
3
12/31/05
18
Pioneer Valley
21
New York
12/31/08
Plan Projected Yr End

“Transitioning to a Regional Bank”
Retail Banking – Deposit Gathering
Strategy and goals
Maintain
Berkshire County
dominance
Branding
Centers of influence
Improve calling effort
Municipal banking
Deposit insurance fund
Double Pioneer
Valley market
share
Gain 3% market
share in Capital
Region

“Transitioning to a Regional Bank”
Retail Banking - Deposit Gathering
13% $2,000 $1,451 $1,371 Total
102% $338 $  67 $  41 New York State
$748
$914
Plan
Deposits
2008
(millions)
$511
$873
Deposits
3/31/06
(millions)
Plan CAGR
through
2008
Deposits
12/31/05
(millions) Market
$473
$857
17%
2%
Pioneer Valley
Berkshire County
Regional growth
13% CAGR
83% 80% 81% Gross core dep/Total dep
15% $1,662 $1,160 $1,104
Gross core deposits
(Excludes CDs >100M)

“Transitioning to a Regional Bank”
Retail Banking - Mortgages
12% $781 $556 $549 Total
92%
10%
4%
$141
$361
$291
$21
$263
$20
$272
$271
Plan
Mortgages
2005-2008
(millions)
3/31/06
(millions)
Plan CAGR
through 2008
Mortgages
12/31/05
(millions) Market
$258
Capital Region
Pioneer Valley
Berkshire County
Regional growth
12% CAGR

“Transitioning to a Regional Bank”
Retail Banking - Mortgages
Strategy and goals
Engage branch personnel
Triple outside origination staff
Capitalize on second home market and
metropolitan relocation

“Transitioning to a Regional Bank”
Retail Banking – Consumer Lending
10% $169 $129 $128 Total
126%
4%
6%
$23
$71
$75
$4
$60
$2
$65
$63
Plan Equity
Lines 2005-2008
(millions)
3/31/06
(millions)
Plan CAGR
through
2008
Equity Lines
12/31/05
(millions) Market
$63
Capital Region
Pioneer Valley
Berkshire County
Equity Lines
Regional growth
10% CAGR

“Transitioning to a Regional Bank”
Retail Banking – Real Estate Loan Quality
0.02% 0.23% Delinquency 3/31/06
0.14% 0.22% Average delinquency 2005
55% 61% Average LTV
728
None
None
Mortgages HELOCs
756 Average FICO 2004 – 2005
None Losses 2000 – 2005
None Uninsured LTV > 80%
Strong loan quality
Maintain credit
standards

“Transitioning to a Regional Bank”
19% Albany
20% Pittsfield
20% Springfield
44% Long Island
43% Cape Cod
% Overvalued Market
Overvalued Real Estate
* Source National City Bank 1
st
Qtr 2006
Credit risk partially protected from bubble
Retail Banking - Mortgages
Berkshire Bank
average down payment
37%

“Transitioning to a Regional Bank”
Indirect Auto
Regional growth opportunity
Retail Banking - Consumer Lending
20
60
35
34
Active
BHLB
Dealers
2008
23%
36%
8%
78%
Penetration
3/31/06
27% 17 73 Southern Vermont
45% 48 132 Capital Region
29%
94%
Penetration
2008
10
28
Active
BHLB
Dealers
3/31/06
# of
Dealers Market
122
36
Pioneer Valley
Berkshire County
Opportunity in
contiguous markets

“Transitioning to a Regional Bank”
Retail Banking - Consumer Lending
Strategy and goals
Use brand
Benefit from Six Sigma principles
Response in 30 minutes
Payments to dealers same day
Call program on high quality dealers
Utilization of branch network
Continue personal contact…people dealing with people
Absolutely no
subprime loans

“Transitioning to a Regional Bank”
Retail Banking - Consumer Lending
Maintain credit
standards
Indirect Lending
Maintain credit quality
Sub-prime loans since 2001:  None
Average FICO of portfolio:  716
Average FICO 2005 originations:  732
Losses 2005:  0.43%
Average delinquency 2005:  0.45%
Delinquency 3/31/06:  0.35%

“Transitioning to a Regional Bank”
Commercial Banking
Why we have been successful
Only regional bank headquartered in primary market area
Not a priority for large banks
Smaller banks have been acquired
Mid-cap borrowers prefer local relationship
Community involvement leads to business
Corporate commitment to commercial banking
Growth plan
Maintain dominance in Berkshire County
Opportunity from Woronoco acquisition
Robust growth in Capital Region – Tech Valley growth initiative
Regional presence in adjacent markets with quality leadership
Established consistent
growth in underserved
markets

“Transitioning to a Regional Bank”
1% 3% 35% BHLB estimated market share
$85 $128 $357
BHLB commercial loans (millions)
12/31/05
$47,926 $32,216 $7,781 Total business revenues (millions)
$4,250
23,736
Pioneer
Valley
Capital
Region
Berkshire
County
$1,025
6,984
$6,300
31,434
Estimated commercial loans (millions)
Total businesses
Commercial Banking
Regional growth opportunity
Opportunity in
contiguous markets

“Transitioning to a Regional Bank”
Deposits
(billion)
Sales
(billion) Businesses
Median HH
Income
Projected
Growth
Population
(000s) Market
$76.9
$7.7
$19.1
$2.7
50,207
6,984
2.74%
-1.65%
1,039
133
$60,534
$46,954
Northern Connecticut
Berkshire County
Potential growth in northern Connecticut
Commercial Banking

“Transitioning to a Regional Bank”
Deposits
(billion)
Sales
(billion) Businesses
Median HH
Income
Projected
Growth
Population
(000s) Market
$5.3
$7.7
$1.5
$2.7
5,241
6,984
1.07%
-1.65%
81
133
$43,769
$46,954
Southern Vermont
Berkshire County
Commercial Banking
Potential growth in southern Vermont

“Transitioning to a Regional Bank”
Commercial Banking
25% $1,109 $589 $570 Totals
60%
29%
$345
$275
$100
$133
$489
Plan
Commercial
Loans 2008
(millions)
$356
3/31/06
(millions)
11%
Plan CAGR
through 2008
Commercial
Loans
12/31/05
(millions) Market
$85
$128
$357
Capital Region
Pioneer Valley
Berkshire County
13% Annualized growth through 3/31/06
25% CAGR

“Transitioning to a Regional Bank”
Wealth Management Asset Growth
Consistent
growth and
investment
results
$246
$288
$378
$39
$355
$319
$63
$63
$15
$7
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2002 2003 2004 2005 1Q06
Asset Management/Trust Investment services
Assets under management compounded growth rate = 19%
$418
$253
$303 $358
Total
$441

“Transitioning to a Regional Bank”
Wealth Management
Client centered/consultative wealth management
relationship
Financial planning platform with 5 CFPs
Investment management capabilities are not
outsourced
Credible investment results – 10 year history
Emphasis on personal investment management
“Trust” department credibility
Strategy and goals
Key to our strategy
going forward

“Transitioning to a Regional Bank”
Wealth Management
24% $795 $441 $418 Total
$186
$84
$525
Plan
AUM 2008
(millions)
$13
$32
$396
3/31/06
(millions)
Plan Growth
through 2008
AUM
12/31/05
(millions) Market
$2
$23
$393
110%
38%
11%
Capital Region
Pioneer Valley
Berkshire County
22% Annualized growth AUM through 3/31/06
24% CAGR

“Transitioning to a Regional Bank”
Insurance – An Emerging Business
Referral source of over 400 people
Captive audience with existing customers
Qualified leads through lending activities
Additional lines of business
Life
Disability
Health
Expect 15 - 20% pretax profit margin within 3 years
Overview

“Transitioning to a Regional Bank”
Remain well capitalized
Execute de novo branching and commercial banking strategy without raising capital
Capital alternatives
Trust preferred
Subordinated debt
Capital Management
10.7%
7.8%
7.6%
3/31/2006
10.1% 11.1% Total risk based capital (bank)
7.4% 7.8% Tier 1 leverage capital (bank)
7.0% 7.6% Tangible equity/assets
ProForma
12/31/08 12/31/2005

“Transitioning to a Regional Bank”
Wrap up
Financial Highlights
0.96% 0.94% 0.96% Return on assets
9.41% 7.64% 7.89% Return on equity
3.27%
57.48%
0.98%
12.63%
3/31/06
1.03% 1.02% Core return on tangible assets
3.36%
57.00%
13.49%
Actual
12/31/05
Annualized
Plan
12/31/08
3.49% Net interest margin
57.62% Efficiency ratio
14.10% Core return on tangible equity
Note:  See Appendix for reconciliation of non-GAAP financial measures.

“Transitioning to a Regional Bank”
Wrap up
Core EPS Growth
Historic compound annual core diluted
EPS growth 2002 – 2005 17%
Proforma annual core diluted EPS growth
accelerating to 18% in 2008
Note:  Proforma growth does not include any significant acquisitions, which would be expected to be accretive to EPS growth.

“Transitioning to a Regional Bank”
Wrap up
Strategic Highlights
Summary
Significant
organic growth
Double branch
network size
Double
commercial loans
Double size of
wealth management
Emerging
insurance
business
68% increase in
non-interest income
46% increase in
deposits
55% increase in
consumer loans
44% increase in
mortgages

Keefe, Bruyette & Woods, Inc. June 15 - 16, 2006 For questions, please contact: Wayne F. Patenaude CFO (413) 236-3195 wpatenaude@berkshirebank.com Company website: www.berkshirebank.com

48 “Transitioning to a Regional Bank” Appendix

Years ended December 31 ($ in thousands) Q4 2005 2004 2003 2002
Net income 4,838 $         11,509 $      8,965 $        2,097 $
Less:  Gain on sale of securities, net (882) (1,402) (3,077) (15,143)
Plus:  Termination of ESOP 168 - - 10,702
Plus:  Merger and conversion expense 352 - - -
Plus:  Sale of sub-prime auto loans - - 1,854 -
Plus:  Other, net - 653 754 9,155
Adj:  Income taxes 119 262 360 962
Core income (A) 4,595 11,022 8,856 7,773
Plus: Amort. Intang. Assets (net of taxes) 313 64 132 132
Tangible core income (B) 4,908 $         11,085 $      8,988 $        7,905 $
Total non-interest income 4,297 $         7,764 $        6,448 $        6,427 $
Less:  Gain on sale of securities, net (882) (1,402) $      (3,077) $      (15,143) $
Plus:  Other - - 2,060 13,704
Total core non-interest income (C) 3,415 $         6,362 $        5,431 $        4,988 $
Total non-interest expense 11,800 $       28,977 $      28,243 $      37,279 $
Less:  Termination of ESOP (168) - - -
Less:  Merger and conversion expense (352) - - -
Less:  Other - - (408) (6,900)
Core non-interest expense (D1) 11,280 28,977
27,835 $    30,379 $
Less: Amortization of intangible assets (481) (98) (203) (203)
Total core tangible non-interest expense (D2) 10,799 $       28,879 $      27,632 $      30,176 $
Total average assets (E) 2,032,098 $  1,289,500 $ 1,115,800 $ 1,051,800 $
Less:  Average intangible assets (99,862) (8,700) (10,300) (10,300)
Total average tangible assets (F) 1,932,236 $  1,280,800 $ 1,105,500 $ 1,041,500 $
Total average stockholders' equity (G) 246,307 $     127,100 $    123,100 $    136,200 $
Less:  Average intangible assets (99,862) (8,700) (10,300) (10,300)
Total average tangible stockholders' equity (H) 146,445 $     118,400 $    112,800 $    125,900 $
Core return on tangible assets - annualized (B/F) 1.02% 0.87% 0.81% 0.76%
Core return on tangible equity - annualized (B/H) 13.49 9.36 7.97 6.28
Efficiency ratio 57.14 60.66 62.73 64.55
Efficiency Ratio: is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income.  The Company uses this non-GAAP measure, which is used widely in the banking industry, to provide important information regarding its operational efficiency.
BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31,
2006 2005 2005 2005 2005
(Dollars in thousands, except per share data)
Net income 4,818 $       4,838 $       4,746 $          (4,608) $       3,252 $
Less:  Gain on sale of securities, net (497) (882) (832) (1,388) (429)
Plus:  Termination of ESOP - 168 - 8,667 -
Plus:  Merger and conversion expense - 352 828 963 -
Adj:  Income taxes 164 119 1 (139) 150
Core income                                                      (A) 4,485 4,595 4,743 3,495 2,973
Plus: Amort. Intang. Assets (net of taxes) 320 322 322 105 20
Tangible core income                                           (B) 4,805 $       4,917 $       5,065 $          3,600 $        2,993 $
Total non-interest income 4,091 $       4,297 $       3,955 $          3,916 $        2,744 $
Less:  Gain on sale of securities, net (497) (882) (832) (1,388) (429)
Total core non-interest income                       (C) 3,594 $       3,415 $       3,123 $          2,528 $        2,315 $
Total non-interest expense 11,225 $     11,800 $     11,600 $        18,061 $      7,536 $
Less:  Termination of ESOP - (168) - (8,667) -
Less:  Merger and conversion expense - (352) (828) (963) -
Core non-interest expense                                    11,225 11,280 10,772 8,431 7,536
Less: Amortization of intangible assets (478) (481) (481) (156) (30)
Total core tangible non-interest expense             (D) 10,747 $     10,799 $     10,291 $        8,275 $        7,506 $
Total average assets                                             2,043,749 $ 2,032,098 $ 2,065,251 $   1,563,945 $ 1,311,023 $
Less:  Average intangible assets (99,318) (99,862) (100,955) (38,879) (7,254)
Total average tangible assets                              (E) 1,944,431 $ 1,932,236 $ 1,964,296 $   1,525,066 $ 1,303,769 $
Total average stockholders' equity                         250,305 $    246,307 $    241,540 $      164,717 $    132,053 $
Less:  Average intangible assets (99,318) (99,862) (100,955) (38,879) (7,254)
Total average tangible stockholders' equity          (F) 150,987 $    146,445 $    140,585 $      125,838 $    124,799 $
Total stockholders' equity, period-end 247,637 $    246,066 $    245,531 $      244,497 128,426
Less:  Intangible assets, period-end (99,163) (99,616) (99,742) (102,167) (7,235)
Total tangible stockholders' equity, period-end   (G) 148,474 $    146,450 $    145,789 $      142,330 $    121,191 $
Total shares outstanding  (thousands)               (H) 8,601 8,540 8,564 8,594 5,835
Average diluted shares outstanding (thousands) (I) 8,755 8,813 8,856 6,257 5,691
Core earnings per share                                       (A/I) 0.51 $         0.52 $         0.54 $            0.53 $          0.52 $
Tangible book value per share                       (G/H) 17.26 $       17.15 $       17.04 $          16.56 $        20.77 $
Core return on tangible assets                             (B/E) 0.98% 1.02% 1.04% 0.94% 0.91%
Core return on tangible equity                        (B/F) 12.63 13.49 14.47 11.42 9.52
Core tangible non-interest income to assets     (C/E) 0.74 0.71 0.64 0.66 0.71
Core tangible non-interest exp to assets       (D/E) 2.21 2.24 2.10 2.17 2.30
Efficiency ratio 57.48 57.00 55.17 57.65 59.56
Efficiency ratio is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income.  The Company uses this non-GAAP measure, which is used widely in the banking industry, to provide important information regarding its operational efficiency.
Note:  Ratios are annualized and based on average balance sheet amounts, where applicable.
BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
At or for the Quarters Ended